SAFE, RELIABLE NATURAL GAS AT OUR CORE … AND SO MUCH MORE







2016 Annual Shareowners Meeting

January 20, 2016

New Jersey Resources

Regarding Forward-Looking Statements

Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. New Jersey Resources (NJR or the Company) cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as "anticipates," "estimates," "expects," "projects," "may," "will," "intends," "plans," "believes," "should" and similar expressions may identify forward-looking information and such forward-looking statements are made based upon management's current expectations and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on NJR will be those anticipated by management. Forward-looking information in this presentation includes, but is not limited to, certain statements regarding NJR's NFE guidance for fiscal 2016 and NFE growth beyond 2016, forecasted contribution of business segments to fiscal 2016 NFE and to NFE beyond fiscal 2016, forecasted dividend growth, future NJNG customer growth, future capital expenditures and infrastructure investments, and the PennEast Pipeline project.

The factors that could cause actual results to differ materially from NJR's expectations include, but are not limited to, weather and economic conditions; changes in the rate of NJNG's customer growth; volatility of natural gas and other commodity prices; changes in rating agency requirements and/or credit ratings; the impact of volatility in the credit markets; the ability to comply with debt covenants; the impact to the asset values and resulting higher costs and funding obligations of NJR's pension and post-employment benefit plans as a result of downturns in the financial markets, lower discount rates, revised actuarial assumptions or impacts associated with the Patient Protection and Affordable Care Act; accounting effects and other risks associated with hedging activities and use of derivatives contracts; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties and liquidity in the wholesale energy trading market; the ability to obtain governmental and regulatory approvals, land-use rights, electrical grid connection and/or financing for the construction, development and operation of NJR's non-regulated energy investments and NJNG's planned infrastructure projects in a timely manner; risks associated with the management of the company's joint ventures, partnerships and investment in a master limited partnership; risks associated with our investments in renewable energy projects, including the availability of regulatory and tax incentives, the availability of viable projects and NJR's eligibility for ITCs and PTCs, the future market for SRECs and operational risks related to projects in service; timing of qualifying for ITCs and PTCs due to delays or failures to complete planned solar and wind energy projects; the level and rate at which NJNG's costs and expenses are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process, including through the base rate case filing; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; operating risks incidental to handling, storing, transporting and providing customers with natural gas; risks related to our employee workforce; the regulatory and pricing policies of federal and state regulatory agencies; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; risks related to changes in accounting standards; the disallowance of recovery of environmental-related expenditures and other regulatory changes; environmental-related and other litigation and other uncertainties; risks related to cyber-attack or failure of information technology systems; and the impact of natural disasters, terrorist activities, and other extreme events on our operations and customers. The aforementioned factors are detailed in the "Risk Factors" sections of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on November 24, 2015, which is available on the SEC's website at sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Disclaimer Regarding Non-GAAP Financial Measures

This presentation includes the non-GAAP measure net financial earnings (NFE). As an indicator of the Company's operating performance, this measure should not be considered alternative to, or more meaningful than, GAAP measures, such as cash flow, net income, operating income or earnings per share.

NFE (loss) excludes unrealized gains or losses on derivative instruments related to the Company's unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJRES. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJRCEV, as such adjustment is related to tax credits generated by NJRCEV.

Management uses NFE as a supplemental measure to other GAAP results to provide a more complete understanding of the Company's performance. Management believes this non-GAAP measure is more reflective of the Company's business model, provides transparency to investors and enables period-to-period comparability of financial performance. For a full discussion of our non-GAAP financial measures, please see NJR's most recent Form 10-K, Item 7. This information has been provided pursuant to the requirements of SEC Regulation G.

Fiscal 2015: Highlights of Another Solid Year

- Net Financial Earnings (NFE) of $1.78 per share, which exceeded our expectations
- Total shareowner return of 22.8 percent*
- 6.7 percent dividend increase, our 22nd increase in the last 20 years
- $179.2 million of utility infrastructure investments driven by customer growth and system reliability
- New customer additions of 7,858 were 3.4 percent higher than last year

**Assumes Dividends Reinvested*

Fiscal 2015: Highlights of Another Solid Year

- Constructive regulatory relationships yielded continuation of the SAVEGREEN Project® and Basic Gas Supply Service incentive program
- Highest ranked in East Region in J.D. Power's 2015 Gas Utility Residential Customer Satisfaction Study*
- Named 2015 Utility Environmental Champion by Cogent Reports
- NJR Energy Services (NJRES) had NFE of $42 million, supporting our strong capital structure
- Invested $138.8 million in solar and onshore wind projects
- Assisted over 1,800 nonprofit and community organizations

**New Jersey Natural Gas received the highest numerical score among large utilities in the Eastern U.S. in the proprietary J.D. Power 2015 Gas Utility Residential Customer Satisfaction Study℠. Study based on 66,043 online interviews ranking 11 providers in the Eastern U.S. (CT, DC, MD, MA, NH, NJ, NY, PA, RI, VA). Proprietary study results are based on experiences and perceptions of consumers surveyed September 2014-July 2015. Your experiences may vary. Visit jdpower.com.*

New Jersey Resources – Energy Assets Across the Country


NJR Headquarters
NJNG Service Area
BGSS Sales
NJRES Sales
Both NJRES and BGSS Sales
NJRCEV Wind Farm

Consistent Financial Performance



Net Financial Earnings Per Share
$2.50
$2.00
$1.50
$1.00
$.50
$.00
$.92
$.94
$1.06
$1.12
$1.20
$1.23
$1.29
$1.36
$1.37
$1.33
$2.10
$1.43
$1.78
$1.50
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Actual
Initial Guidance Midpoint

NJR Expects Regulated Businesses to Contribute 65 to 80 Percent of 2016 NFE


Fiscal 2016
60-70%
5-10%
5-15%
1-3%
10-20%
New Jersey Natural Gas
NJR Midstream
NJR Energy Services
NJR Home Services
NJR Clean Energy Ventures

Fiscal 2016 NFE guidance of $1.55 to $1.65 per share

Our Dividend Strategy

- Dividend growth goal of 6 to 8 percent annually
- Dividend payout ratio goal of 60 to 65 percent
- 6.7 percent increase to current $.96 annual rate



Dividends and Payout
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Dividends
70%
60%
50%
40%
30%
20%
10%
0%
Payout Ratio
$.72
$.77
$.81
$.86
$.92
$.96*
2011
2012
2013
2014
2015
2016E
Dividend Rate
Payout

22 dividend increases over the last two decades

** Indicated 2016 dividend rate. Payout based on midpoint of guidance*

Our Primary Mission:
Safe, Reliable and Resilient Service

Ensuring the health, safety and quality of life of our customers and the communities we serve is our most important responsibility

- Experienced people dedicated to serving our customers
- Careful planning to understand our customers’ needs
- Knowledge of energy markets
- Supply management
- Substantial infrastructure investment
- Access to capital

Investing in Our Future

- Invested more than $71 million in system reliability and resiliency projects in fiscal 2015
  - Almost $500 million since 2008
- Plan to spend nearly $77 million in fiscal 2016
- Lowest number of leaks per mile of any natural gas utility in New Jersey
- First utility in the state to eliminate all cast iron from our system
- Safety record acknowledged by Northeast Gas Association and the American Gas Association Best Practices Program

Since 2008, NJNG has invested nearly $1 billion in total capital expenditures

Enhancing System Resiliency

Safety Acceleration and Facility Enhancement Program (SAFE)

- Replace 100 percent of the cast iron and 50 percent of the unprotected bare steel distribution main in our system

New Jersey Reinvestment in System Enhancement (NJRISE)

- Six storm-hardening capital projects
- Enhance the resiliency of our distribution system along the most vulnerable parts of our coastline

Liquefaction Project

- Reliable source of supply for Peak Day demand
- Reduce emissions from transportation and save money for customers

Southern Reliability Link (SRL)

- Natural gas transmission pipeline to diversify supplier base and strengthen system resilience in Monmouth, Ocean and Burlington Counties
- When completed, SRL will improve system reliability and resiliency and benefit over one million people in our service territory

Infrastructure Investment Improves System Performance



Leaks per Mile and Pending Leaks
Pending Leaks
Leaks per Mile
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Pending Leaks
Leaks per Mile

Strong Customer Growth

- 7,858 new customers added in fiscal 2015 compared with 7,599 in fiscal 2014 – *a 3.4 percent increase*
  - — 3,966 new construction customers
  - — 3,892 conversions from other fuels
- 636 existing customer heat conversions



10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
7,599
7,858
8,150
8,550
8,750
FY14A
FY15A
FY16E
FY17E
FY18E
New Construction
Conversions

Key Trends Support Future Customer Growth



Population Change 2000-2014[1]
15.0%
10.0%
5.0%
0.0%
6.3%
2.3%
14.1%
Morris
Monmouth
Ocean

1. Source: US Census data, 2014 estimates



Equivalent Customer Cost[2]
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$0.88
$1.90
$3.84
$4.10
NJNG
Fuel Oil
Propane
Electricity

2. Source: US Energy Information Administration data as of October 2015. Based on 100,000 comparable BTUs



New Construction[3] = 85,842
2015-2017, 10,920
2018-Buildout, 74,922

3. Source: A.D. Little



Conversions 4
Non Heat, 6,900
On Main, 36,322
Off Main, 47,840
Near Main, 28,974

4. Source: NJNG Marketing

Customer growth forecast of 24,000-28,000 over the next three years

Serving Our Customers

Fiscal 2015 Customer Transactions

- 6 million meter reads
- 1.1 million customer calls handled
- 65,000 walk-in payments processed
- 263,000 web transactions

BPU Inquiries per 1,000 Customers



4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
3.5
1.5
1.3
1.0
0.4
ACE
PEG
SJG
ETG
NJNG

Highest customer satisfaction* rate of any major utility in New Jersey for the 23rd consecutive year

** Based on BPU Inquiries per 1,000 Customers*

Conserve to Preserve:
Helping Customers Save Energy and Money

Conserve to Preserve – the umbrella of our commitment to environmental stewardship – helps customers use less energy, save money, and preserve our natural resources

- ***Over 100,000*** E-Tips subscribers
- ***Over 2 million*** conservation tips provided
- ***Over $332 million*** saved by customers through reduced usage since 2006
- ***Prevented nearly 1.9 million tons of*** $\boldsymbol{CO_2}$ from being released since inception
  - Equivalent of ***removing over 357,000 cars*** from the roadways annually

The SAVEGREEN Project®

- Supports investment in high-efficiency equipment
- Encourages energy savings for customers
- Approval to invest approximately $220 million in grants and financial incentives over current life of the program
- Since inception:
  - Assisted nearly 40,000 customers in reducing energy usage and lowering their bills
  - Generated approximately $250 million in economic activity
  - Over 2,500 contractors now participating
- Constructive regulation and support of public policy objectives create energy-efficiency opportunities that benefit the environment

Our Commitment to Clean Energy

Commercial Solar

- Projects include roof- and ground-mounted installations, both grid-connected and net-metered
- 22 projects in service
- 82.4 MW





Residential Solar - The Sunlight Advantage®

- Approximately 4,000 customers added since inception
- 35.3 MW

Onshore Wind

- Three projects in service
- 78 MW



NJRCEV's investment of $452 million in solar and onshore wind projects produces enough clean energy to eliminate nearly 209,000 tons of CO_2 annually

NJRES: Generating NFE Every Year Since 1995

- Serves wholesale customers across North America
- Among the top 20 largest Gas Marketers*in North America
- Diverse portfolio of physical natural gas assets
- Firm storage (40 Bcf in the US and Canada)
- Firm transportation (1.5 Bcf/day)
- Services include:
  - Transporting natural gas
  - Selling storage gas during peak periods
  - Asset management agreements
  - Producer services


$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$MM
2010
2011
2012
2013
2014
2015
Financial Margin
NFE

** As reported by Natural Gas Intelligence, June 23, 2015*

NJR Midstream

Steckman Ridge

- 50/50 joint venture with Spectra Energy
- 12 Bcf natural gas storage facility in southwest Pennsylvania
- Direct access to Texas Eastern and Dominion Transmission pipelines and access to Northeast and Mid-Atlantic markets


Marcellus Shale
STECKMAN RIDGE

Dominion Midstream Partners, LP

- 1.8 million units
- Current annual distribution rate of $.75

PennEast Pipeline

- Will bring low-cost natural gas to New Jersey
- 118-mile pipeline connecting Marcellus supply to Northeast; 20 percent interest
- Contracted volume up to 1.1 Bcf/day


PennEast
PIPELINE

We're There for Your Home Comfort Needs

NJR Home Services

- Product line includes:
  - Equipment sales and installations
  - Solar lease and purchase plans
  - Service contracts: heating, cooling, water heating, electric and standby generators
- Completed over 96,600 service calls in fiscal 2015
- Customer satisfaction rate of 96.7 percent


16 x 20
Honeywell

Making a Difference in Our Communities

VISION
Volunteers Inspiring Service In Our Neighborhoods

- Employees and retirees work to make a difference in our communities and have contributed over 53,000 of hours of service since its inception in 1995

Interfaith Neighbors
Neighbors Helping Neighbors Since 1988

Homes For All Inc.

Morris Habitat for Humanity®

- Partnership with Interfaith Neighbors and other nonprofit groups in our service territory to provide home ownership opportunities to families who would otherwise be unable to afford one

Energy for Education

- Supports learning opportunities for all ages and helps students succeed in school and beyond







Assisted over 1,800 nonprofit and community organizations and dedicated more than 5,000 hours of volunteer service in fiscal 2015

Value for Shareowners



Value of $10,000 Investment*
$160,000
$120,000
$80,000
$40,000
$0
$60,268
$78,397
$146,288
S&P 500
Peer Group
NJR

** March 31, 1995 to December 31, 2015 (Assumes Dividends Reinvested)*

SAFE, RELIABLE NATURAL GAS AT OUR CORE … AND SO MUCH MORE







2016 Annual Shareowners Meeting

January 20, 2016

New Jersey Resources